SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):         January 17, 2002
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                            Merrill Lynch & Co., Inc.
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             (Exact Name of Registrant as Specified in its Charter)


            Delaware                1-7182                13-2740599
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        (State or Other          (Commission           (I.R.S. Employer
        Jurisdiction of          File Number)         Identification No.)
         Incorporation)

4 World Financial Center, New York, New York                     10080
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:          (212) 449-1000
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         (Former Name or Former Address, if Changed Since Last Report)

Item 9.  Regulation FD Disclosure
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     Merrill Lynch & Co., Inc. plans to announce fourth-quarter and full year 2001 operating results on Wednesday, January 23, 2002. Thomas H. Patrick, chief financial officer, plans to host a conference call that day at 10 am (EST) to review the results with the investment community. The general public is invited to listen to the call by dialing (212) 231-6017, or via a live audio webcast at www.ir.ml.com. A replay will be available shortly after at the same web address.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                   MERRILL LYNCH & CO., INC.
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                                                         (Registrant)




                                               By: /s/ Andrea L. Dulberg
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                                                       Andrea L. Dulberg
                                                       Corporate Secretary



Date:  January 17, 2002